UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 9, 2025

Dyne Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39509	36-4883909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1560 Trapelo Road
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 786-8230

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	DYN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On December 9, 2025, Dyne Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Jefferies LLC, Stifel, Nicolaus & Company, Incorporated and Guggenheim Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 18,980,478 shares (the “Underwritten Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). All of the Underwritten Shares are being sold by the Company. The public offering price of the Underwritten Shares is $18.44 per share, and the Underwriters have agreed to purchase the Underwritten Shares from the Company pursuant to the Underwriting Agreement at a price of $17.3336 per share. Under the terms of the Underwriting Agreement, the Company also granted the Underwriters an option, exercisable for 30 days from the date of the Underwriting Agreement, to purchase up to an additional 2,847,071 shares of Common Stock (the “Option Shares” and together with the Underwritten Shares, the “Shares”) at the public offering price less the underwriting discounts and commissions.

The Company estimates that the net proceeds from the Offering will be approximately $328.5 million, or approximately $377.9 million if the Underwriters exercise in full their option to purchase the Option Shares, in each case, after deducting underwriting discounts and commissions and estimated offering expenses.

The Shares will be issued pursuant to a prospectus supplement dated December 9, 2025, and an accompanying base prospectus that form a part of the registration statement on Form S-3 that the Company filed with the Securities and Exchange Commission (the “SEC”) on March 5, 2024 (File No. 333-277655), which was automatically effective upon filing. The closing of the Offering is expected to take place on or about December 11, 2025, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

A copy of the legal opinion and consent of Wilmer Cutler Pickering Hale and Dorr LLP relating to the Shares is attached as Exhibit 5.1 hereto.

Item 8.01. Other Events.

Pricing of Public Offering

The full text of the press release issued on December 9, 2025, announcing the pricing of the Offering, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Cash Runway

The Company believes that the net proceeds from the Offering, together with its existing cash, cash equivalents and marketable securities, including the second term loan tranche of $50.0 million that the Company borrowed under its Loan and Security Agreement (the “Loan Agreement”), dated June 27, 2025, with Hercules Capital, Inc. (“Hercules”), in its capacity as administrative agent and collateral agent, and certain other financial institutions party thereto, as amended by the First Amendment to Loan and Security Agreement, dated December 8, 2025, will enable the Company to fund its operating expenses, debt service obligations and capital expenditure requirements into the first quarter of 2028. The Company has based its estimates on assumptions that may prove to be wrong, and the

Company could use its available capital resources sooner than it currently expects. This estimate does not give effect to any additional funding tranches the Company may obtain access to under the Loan Agreement with Hercules, subject to the achievement of specified clinical, regulatory and commercial milestones, and does not give effect to any revenue the Company may generate on commercial sales of any products for which the Company obtains regulatory approval.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this Current Report on Form 8-K, including the anticipated net proceeds from the Offering, the anticipated closing date of the Offering, the Company’s anticipated cash runway and the Company’s ability to achieve any of the specified clinical, regulatory or commercial milestones under its Loan Agreement with Hercules, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “predict,” “project,” “potential,” “should,” or “would,” or the negative of these terms, or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties related to market conditions and the satisfaction of customary closing conditions related to the Offering, uncertainties inherent in the identification and development of product candidates, including the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; the timing of and the Company’s ability to enroll patients in clinical trials; whether results from preclinical studies and data from clinical trials will be predictive of the final results of the clinical trials or other trials; whether data from clinical trials will support submission for regulatory approvals; uncertainties as to the U.S. Food and Drug Administration’s and other regulatory authorities’ interpretation of the data from the Company’s clinical trials and acceptance of the Company’s clinical programs and as to the regulatory approval process for the Company’s product candidates; whether the Company’s cash resources will be sufficient to fund its foreseeable and unforeseeable operating expenses, debt service obligations and capital expenditure requirements; the Company’s ability to comply with the restrictive covenants under the Loan Agreement with Hercules; the Company’s ability to satisfy interest and principal payments under the Loan Agreement with Hercules; as well as the risks and uncertainties discussed in the “Risk Factors” section contained in the preliminary prospectus supplement related to the Offering filed with the SEC on December 8, 2025, and the Company’s quarterly and annual reports on file with the SEC. In addition, the forward-looking statements included in this Current Report on Form 8-K represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 9, 2025, by and among the Company and Morgan Stanley & Co. LLC, Jefferies LLC, Stifel, Nicolaus & Company, Incorporated and Guggenheim Securities, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Wilmer Cutler Pickering Hale and Dorr LLP

23.1	Consent of Wilmer Cutler Pickering Hale and Dorr LLP (included in Exhibit 5.1 above)

99.1	Press Release of Dyne Therapeutics, Inc., dated December 9, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNE THERAPEUTICS, INC.

Date: December 10, 2025	By:	/s/ John G. Cox
		Name:	John G. Cox
		Title:	President and Chief Executive Officer